                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                       CONTACT:    MICHAEL BURKE
NASDAQ: IMGC                                            EXEC. VP & CFO
                                            CONTACT:    CATHY YUDZEVICH
                                                        IR MANAGER
                                                        (518) 782-1122


                     INTERMAGNETICS REPORTS SOLID INCREASES
                            IN Q2 REVENUE, NET INCOME

     o   MRI MAGNET, MEDICAL DEVICE SALES REMAIN STRONG
     o   COMPANY ON TRACK TO MEET FY 2006 GROWTH PROJECTIONS


LATHAM, NY, JANUARY 3, 2006--INTERMAGNETICS GENERAL CORPORATION (NASDAQ: IMGC) today reported that second-quarter normalized net income from operations increased 25 percent to $8.5 million, or $0.30 per diluted share, from $6.8 million, or $0.24 per diluted share, a year earlier. Reported net income increased to $6.8 million, or $0.24 per diluted share, from $4.1 million or $0.15 per diluted share. Revenues for the quarter ended November 27, 2005, climbed about 18 percent to $78.1 million from $66.2 million.

For the first six months of fiscal 2006, normalized net income rose to $14.5 million, or $0.51 per diluted share, from the prior-year period's $11.2 million, or $0.40 per diluted share. Reported six-month net income was $11.9 million, or $0.42 per diluted share, compared with $9.4 million, or $0.34 per diluted share. Revenue increased to $149.1 million from $117.7 million.

"Our operating segments continued to deliver strong performance during the second quarter," said Glenn H. Epstein, chairman and chief executive officer. "Our technology and product leadership within the overall MRI market remains the cornerstone of our ongoing business, and we believe we remain on target to meet our previously forecasted sales growth of greater than 15 percent, with earnings increasing more than 20 percent compared with normalized continuing operations last fiscal year."

CONFERENCE CALL TOMORROW

The company will discuss its second-quarter results, as well as other developments during a conference call Wednesday, January 4, 2006, beginning at 11 a.m. EST. The call will be broadcast live and archived over the Internet through the company's website http://www.intermagnetics.com under the Investor Relations section. The domestic dial-in number for the live call is 877-407-8037. The international dial-in number is 201-689-8037. No conference code is required for the live call. The company will also make available a digital replay beginning 2 p.m. EST January 4, 2006, through 11:59 p.m. January 16, 2006, by dialing 201-612-7415--account number 249. Callers should select conference number 181831.

                                     -More-

INTERMAGNETICS (www.intermagnetics.com) draws on the financial strength, operational excellence and technical leadership in the market of Magnetic Resonance Imaging (MRI) as well as its expanding businesses within Medical Devices that encompass Invivo Diagnostic Imaging (focusing on MRI components & imaging sub-systems) and Invivo Patient Care (focusing on monitoring & other patient care devices). Intermagnetics is also a prominent participant in superconducting applications for Energy Technology. The company has a more than 30-year history as a successful developer, manufacturer and marketer of superconducting materials, high-field magnets, medical systems & components and other specialized high-value added devices.

SAFE HARBOR STATEMENT: The statements contained in this press release that are not historical fact are "forward-looking statements" which involve various important assumptions, risks, uncertainties and other factors. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain and are subject to risks, including but not limited to: the company's ability to meet the performance, quality and price requirements of our customers, develop new products and maintain gross margin levels through continued production cost reductions and manufacturing efficiencies; the ability of the company's largest customer to maintain and grow its share of the market for MRI systems; the company's ability to invest sufficient resources in and obtain third-party funding for its HTS development efforts and avoid the potential adverse impact of competitive emerging patents; as well as other risks and uncertainties set forth herein and in the company's Annual Report on Forms 10-K and 10-Q. The company has provided supplemental non-GAAP financial tables to provide shareholders and prospective shareholders additional information to understand the company's normalized quarterly operations. These tables contain certain estimated pro-forma calculations that we believe provide helpful information regarding our operations. Except for the company's continuing obligation to disclose material information under federal securities law, the company is not obligated to update its forward-looking statements even though situations may change in the future. The company qualifies all of its forward-looking statements by these cautionary statements.


                                 -Tables Follow-

                     INTERMAGNETICS GENERAL CORPORATION
                   CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollars in Thousands, Except Per Share Amounts)
                                (Unaudited)

                                                                    Three Months Ended                    Six Months Ended
                                                              ------------------------------       -------------------------------
                                                              November 27,      November 28,       November 27,       November 28,
                                                                  2005              2004               2005               2004
                                                              ------------      ------------       -------------      ------------
Revenues                                                        $  78,112         $  66,175         $  149,128         $  117,699

Cost of revenues                                                   42,952            34,946             82,822             63,354
                                                               ----------        ----------         ----------         ----------
Gross margin                                                       35,160            31,229             66,306             54,345

Product research and development                                    7,635             6,188             14,971             11,147
Selling, general and administrative:
    Stock based compensation                                        3,153             3,441              5,229              4,568
    Other selling, general and administrative                      13,433            14,807             26,140             25,487
Amortization of intangible assets                                   1,267             1,673              2,664              3,057
Impairment of intangible assets                                                         913                                   913
                                                               ----------        ----------         ----------         ----------
                                                                   25,488            27,022             49,004             45,172
                                                               ----------        ----------         ----------         ----------

Operating income                                                    9,672             4,207             17,302              9,173
Interest and other income                                           1,033               211              1,187                412
Interest and other expense                                           (945)           (1,117)            (1,591)            (2,129)
Gain on litigation settlement                                                                              600
Adjustment to gain on prior period sale of division                   648                                  648              1,094
                                                               ----------        ----------         ----------         ----------
  Income from continuing operations before income taxes            10,408             3,301             18,146              8,550
Provision for income taxes                                          3,570               934              6,224              2,756
                                                               ----------        ----------         ----------         ----------

INCOME FROM CONTINUING OPERATIONS                                   6,838             2,367             11,922              5,794

Discontinued operations:
  Income from operations of discontinued subsidiary                                   2,708                                 5,594
  Provision for income taxes                                                            941                                 1,942
                                                               ----------        ----------         ----------         ----------
  INCOME FROM DISCONTINUED OPERATIONS                                   -             1,767                  -              3,652
                                                               ----------        ----------         ----------         ----------

NET INCOME                                                       $  6,838          $  4,134          $  11,922           $  9,446
                                                               ==========        ==========         ==========         ==========

Basic Net Income per Common Share:
  Continuing operations                                           $  0.24           $  0.09              $0.42              $0.22
  Discontinued operations                                                              0.06                                 $0.13
                                                               ----------        ----------         ----------         ----------

  Basic Net Income per Common Share                               $  0.24           $  0.15              $0.42              $0.35
                                                               ==========        ==========         ==========         ==========

Diluted Net Income per Common Share:
  Continuing operations                                           $  0.24           $  0.09              $0.42              $0.21
  Discontinued operations                                                              0.06                                 $0.13
                                                               ----------        ----------         ----------         ----------

  Diluted Net Income per Common Share                             $  0.24           $  0.15              $0.42              $0.34
                                                               ==========        ==========         ==========         ==========

Shares:
  Basic                                                        28,169,367        27,979,535         28,156,526         27,334,721
                                                               ==========        ==========         ==========         ==========
  Diluted                                                      28,659,027        28,478,513         28,636,899         27,801,185
                                                               ==========        ==========         ==========         ==========

                        INTERMAGNETICS GENERAL CORPORATION
                       RECONCILING STATEMENTS OF OPERATIONS
                 (Dollars in Thousands, Except Per Share Amounts)
                                   (Unaudited)


                                                                      Three Months Ended                   Six Months Ended
                                                                ------------------------------      ------------------------------
Normalized Operations without Acquisition,                      November 27,      November 28,       November 27,     November 28,
      Integration, Sale and Non-cash items:                         2005              2004               2005             2004
                                                                -------------    -------------      --------------  --------------
Revenues                                                          $  78,112        $  66,175         $  149,128       $  117,699

Cost of revenues                                                     42,952           34,873             82,822           63,143
                                                                -----------       ----------         ----------       ----------
Gross margin                                                         35,160           31,302             66,306           54,556

Product research and development                                      7,635            6,188             14,971           11,129
Selling, general and administrative                                  13,433           13,200             26,140           23,518
Amortization of intangible assets                                     1,267            1,673              2,664            3,057
                                                                -----------       ----------         ----------       ----------
                                                                     22,335           21,061             43,775           37,704
                                                                -----------       ----------         ----------       ----------

Operating income                                                     12,825           10,241             22,531           16,852
Interest and other income                                             1,033              211              1,187              412
Interest and other expense                                             (945)            (588)            (1,591)          (1,163)
                                                                -----------       ----------         ----------       ----------
  Income from continuing operations before income taxes              12,913            9,864             22,127           16,101
Provision for income taxes                                            4,429            3,048              7,590            4,942
                                                                -----------       ----------         ----------       ----------

INCOME FROM CONTINUING OPERATIONS                                  $  8,484         $  6,816          $  14,537        $  11,159
                                                                ===========       ==========         ==========       ==========

Earnings per Common Share:
  Basic                                                               $0.30            $0.24              $0.52            $0.41
                                                                ===========       ==========         ==========       ==========
  Diluted                                                             $0.30            $0.24              $0.51            $0.40
                                                                ===========       ==========         ==========       ==========

Shares:
  Basic                                                          28,169,367       27,979,535         28,156,526       27,334,721
                                                                ===========       ==========         ==========       ==========
  Diluted                                                        28,659,027       28,478,513         28,636,899       27,801,185
                                                                ===========       ==========         ==========       ==========


                                                                      Three Months Ended                  Six Months Ended
                                                                ------------------------------      ------------------------------
                                                                 November 27,     November 28,       November 27,     November 28,
Reconciliation of Financial Statements to GAAP Equivalent:           2005             2004               2005             2004
                                                                -------------    -------------      --------------  --------------

Pro-forma net income                                               $  8,484         $  6,816          $  14,537        $  11,159
Stock based compensation                                             (3,153)          (3,441)            (5,229)          (4,568)
Gain on litigation settlement                                                                               600
Acquisition and integration related charges                                           (1,680)                             (2,198)
Impairment of intangible assets                                                         (913)                               (913)
Interest burden                                                                         (529)                               (966)
Adjustment to gain on prior period sale of division                     648                                 648            1,094
Provision for taxes relating to pro-forma adjustments                   859            2,114              1,366            2,186
Income from discontinued operations                                                    1,767                               3,652
                                                                -----------       ----------         ----------       ----------
As Reported Net Income                                             $  6,838         $  4,134          $  11,922         $  9,446
                                                                ===========       ==========         ==========       ==========


* This table is included to provide shareholders' and prospective shareholders' additional information to understand the Company's normalized quarterly and annual performance.

                       INTERMAGNETICS GENERAL CORPORATION
                      Condensed Consolidated Balance Sheets
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                             November 27,                 May 29,
                                                                                 2005                      2005
                                                                             ------------                --------
ASSETS
CURRENT ASSETS
  Cash and short-term investments                                              $ 10,054                  $ 6,970
  Trade accounts receivable                                                      66,328                   60,682
  Costs and estimated earnings in
     excess of billings on uncompleted contracts                                  1,823                      718
  Inventories                                                                    56,766                   40,265
  Prepaid expenses and other                                                      9,163                    8,665
                                                                              ---------                ---------

  TOTAL CURRENT ASSETS                                                          144,134                  117,300

PROPERTY, PLANT AND EQUIPMENT, net                                               45,186                   42,974

GOODWILL, INTANGIBLE AND OTHER ASSETS                                           229,247                  229,374
                                                                              ---------                ---------
                                                                              $ 418,567                $ 389,648
                                                                              =========                =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Current portion of long-term debt                                               $ 212                 $ 12,404
  Accounts payable                                                               15,309                   22,136
  Salaries, wages and related items                                               9,618                   11,691
  Customer advances and deposits                                                  1,162                    1,951
  Product warranty reserve                                                        3,445                    4,073
  Income tax payable                                                              1,360                    3,305
  Other liabilities and accrued expenses                                          7,763                   10,189
                                                                              ---------                ---------
TOTAL CURRENT LIABILITIES                                                        38,869                   65,749

LONG-TERM DEBT,  less current portion                                            58,559                   19,885
NOTE PAYABLE                                                                      5,000                    5,000
DEFERRED INCOME TAXES                                                            20,135                   19,618
DERIVATIVE LIABILITY                                                                                          52
DEFERRED COMPENSATION OBLIGATION                                                  8,047                    4,338

SHAREHOLDERS' EQUITY                                                            287,957                  275,006
                                                                              ---------                ---------
                                                                              $ 418,567                $ 389,648
                                                                              =========                =========

               INTERMAGNETICS GENERAL CORPORATION

SUMMARY OF PERFORMANCE AGAINST GOALS

                                                                                    Six Months Ended
                                                                 ---------------------------------------------
                                                                 November 27, 2005          November 28, 2004           Goal
                                                                 -----------------          ------------------        --------

Gross Margin (1)                                                         44%                        46%                   45%
Operating Income:
  Percent of Sales (1) (2)                                               15%                        14%                   15%
  Percent of Net Operating Assets (1) (2)                                42%                        45%                   50%
Return on Equity (1) (2)                                                 10%                         9%                   15%
Working Capital Efficiency (Working
   capital, less cash divided by net sales) (1) (2)                      20%                        14%                   15%

(1) Based on normalized data; (2) Based on annualized data

             SEGMENT DATA

                                                                             Three Months Ended
                                                   -----------------------------------------------------------------------------
                                                                              November 27, 2005
                                                   -----------------------------------------------------------------------------
(Dollars in Thousands)                              Magnetic Resonance          Medical              Energy
                                                          Imaging               Devices            Technology           Total
                                                    --------------------      ----------         --------------      -----------
Net revenues to external customers:
  Magnet systems                                          $34,549                                                      $34,549
  Patient Monitors & RF Coils                                                   $40,727                                 40,727
  Other                                                                                              $2,836              2,836
                                                        ---------              --------            --------          ---------
          Total                                            34,549                40,727               2,836             78,112

Segment operating income (loss)                             9,154                 5,146              (1,475)            12,825

Total assets                                             $137,119              $269,706             $11,742           $418,567

                                                                              November 28, 2004
                                                   -----------------------------------------------------------------------------
(Dollars in Thousands)                              Magnetic Resonance          Medical              Energy
                                                          Imaging               Devices            Technology           Total
                                                    --------------------      ----------         --------------      -----------

Net revenues to external customers:
  Magnet systems                                          $29,506                                                      $29,506
  Patient Monitors & RF Coils                                                   $33,644                                 33,644
  Other                                                                                              $3,025              3,025
                                                        ---------              --------            --------          ---------
          Total                                            29,506                33,644               3,025             66,175

Segment operating income (loss)                             6,611                 5,375              (1,745)            10,241

Total assets                                             $126,371              $243,019             $11,602           $380,992

                                                                              Six Months Ended
                                                   -----------------------------------------------------------------------------
                                                                              November 27, 2005
                                                   -----------------------------------------------------------------------------
                                                    Magnetic Resonance          Medical              Energy
                                                          Imaging               Devices            Technology           Total
                                                    --------------------      ----------         --------------      -----------
Net revenues to external customers:
  Magnet systems                                          $62,664                                                      $62,664
  Patient Monitors & RF Coils                                                   $80,593                                 80,593
  Other                                                                                              $5,871              5,871
                                                        ---------              --------            --------          ---------
          Total                                            62,664                80,593               5,871            149,128

Segment operating income (loss)                            15,958                 9,793              (3,220)            22,531

Total assets                                             $137,119              $269,706             $11,742           $418,567

                                                                              November 28, 2004
                                                   -----------------------------------------------------------------------------
                                                     Magnetic Resonance          Medical              Energy
                                                          Imaging               Devices            Technology           Total
                                                    --------------------      ----------         --------------      -----------
Net revenues to external customers:
  Magnet systems                                          $53,608                                                      $53,608
  Patient Monitors & RF Coils                                                   $59,516                                 59,516
  Other                                                                                              $4,575              4,575
                                                        ---------              --------            --------          ---------
          Total                                            53,608                59,516               4,575            117,699

Segment operating income (loss)                            10,973                 9,726              (3,847)            16,852

Total assets                                             $126,371              $243,019             $11,602           $380,992


                                                                                             Three Months Ended
                                                                                -----------------------------------------------
                                                                                 November 27, 2005           November 28, 2004
                                                                                -------------------         -------------------
Reconciliation of income before income taxes:
Operating income from reportable segments                                              $ 12,825                    $ 10,241
Non-cash stock based compensation                                                        (3,153)                     (3,441)
Acquisition and integration related items                                                                            (1,680)
Impairment of intangible assets                                                                                        (913)
                                                                                       --------                    --------
Net Operating Profit                                                                      9,672                       4,207

Interest and other income                                                                 1,033                         211
Interest and other expense                                                                 (945)                     (1,117)
Adjustment to gain on prior period sale of division                                         648
                                                                                       --------                    --------
Income before income taxes                                                             $ 10,408                     $ 3,301
                                                                                       ========                    ========

                                                                                                Six Months Ended
                                                                                -----------------------------------------------
                                                                                  November 27, 2005           November 28, 2004
                                                                                ---------------------       -------------------
Reconciliation of income before income taxes:
Operating income from reportable segments                                              $ 22,531                     $16,852
Non-cash stock based compensation                                                        (5,229)                     (4,568)
Acquisition and integration related items                                                                            (2,198)
Impairment of intangible assets                                                                                        (913)
                                                                                       --------                    --------
Net Operating Profit                                                                     17,302                       9,173

Interest and other income                                                                 1,187                         412
Interest and other expense                                                               (1,591)                     (2,129)
Gain on litigation settlement                                                               600
Adjustment to gain on prior period sale of division                                         648                       1,094
                                                                                       --------                     -------
Income before income taxes                                                             $ 18,146                     $ 8,550
                                                                                       ========                     =======

Reconciliation of Metrics to GAAP Equivalent:

                                                                                                 Six Months Ended
                                                                                                November 27, 2005
                                                                         ---------------------------------------------------------
                                                                                                   Operating
                                                                                                  Income as a
                                                                               Gross              Percent of           Return on
                                                                               Margin                Sales              Equity
                                                                             ----------          -------------         ----------
As Reported GAAP Equivalent                                                      44%                   11%                  8%
Effect of non-cash related charges and
  and non-recurring gains                                                                               4%                  2%
Effect of averaging
                                                                                ---                   ---                 ---
Pro-forma metrics                                                                44%                   15%                 10%



                                                                                                Six Months Ended
                                                                                                November 28, 2004
                                                                         ---------------------------------------------------------
                                                                                                   Operating
                                                                                                  Income as a
                                                                               Gross              Percent of           Return on
                                                                               Margin                Sales              Equity
                                                                             ----------          -------------         ----------
As Reported GAAP Equivalent                                                      46%                    8%                  8%
Impact of excluding Polycold                                                                                               (3%)
Effect of acquisition, integration, non-cash related charges
  and other non-recurring charges and credits                                                           6%                  4%
Effect of averaging
                                                                                ---                   ---                 ---
Pro-forma metrics                                                                46%                   14%                  9%



                                      ####